SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                           Date of Report (Date of earliest event reported):  February 4, 2015

AVT, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53372	11-3828743
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

341 Bonnie Circle, Suite 102, Corona, CA 92880
(Address of principal executive offices)

(951) 737-1057
(Registrant’s Telephone Number)

__________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm

(a) On February 4, 2015, AVT, Inc. (the “Registrant” or the “Company”) notified MaloneBailey LLP (“Malone”) that it was  as the  Registrant’s  independent registered public accounting firm. The decision to dismiss Malone as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on February 4, 2015.  Except as noted in the paragraph immediately below, the reports of Malone on the Company’s  financial statements for the years ended December 31, 2013 and  2012  did not contain an adverse opinion or disclaimer of opinion, and such report were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of Malone on the Company’s financial statements as of and for the years ended December 31, 2013 and 2012 contained  explanatory paragraphs which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has incurred  recurring losses.

During the years ended December 31, 2013 and 2012 and through February 4, 2015, the Company has not had any disagreements with Malone on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Malone’s   satisfaction, would have caused them to make reference thereto in their reports on the Company’s  financial statements for such periods.

During the years ended December 31, 2013 and 2012 and  through February 4, 2015, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Malone with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

A copy of the letter from Malone is attached hereto as Exhibit 16.1

New independent registered public accounting firm

On February 4, 2015  (the “Engagement Date”), the Company engaged RBSM LLP (“RBSM ”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2014. The decision to engage RBSM as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with RBSM regarding either:

1.  the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that RBSM  concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.  any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

 Item 9.01 Financial Statements and Exhibits

 (d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from MaloneBailey LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AVT, Inc.
/s/	Natalie Russell ________________________
By:	Natalie Russell
Its:	President February 6, 2015